UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A
                                (Amendment No. 1)
                               -------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 5, 2005

                      Fortune Diversified Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Indiana
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                         (State or Other Jurisdiction of
                         Incorporation or Organization)


  0-19049                                                         20-2803889
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  (Commission                                               (IRS Employer
  File Number)                                           Identification No.)

                6402 Corporate Drive, Indianapolis, Indiana 46278
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K/A

General:

On April 5, 2005 the Registrant completed its acquisition of CSM, Inc.
("CSM") and its subsidiary companies pursuant to an Agreement and Plan of Merger(the "Agreement") by and between the Registrant, CSM, CSM Merger Corporation, Carter M. Fortune, Marc Fortune, Greg Daily, Harbinger Mezzanine Partners, L.P., Doug Altenbern, Jeff Gould, Bob Boston, and Don Denbo. CSM is the holding company for Century II Staffing, Inc. ("Century II") and other related subsidiary entities. Century II is a professional employer organization that is based in Tennessee. The terms of the Agreement include, among other things, the payment of approximately $2 million by the Registrant to retire certain debts owed by CSM, the payment of approximately $700,000 in cash by the Registrant to the shareholders of CSM, a portion of which shall be held in escrow for payment of certain tax debts that may be owed by CSM, and the issuance of 1,500,000 shares of Fortune Diversified Industries, Inc. ("FDVI") Common Stock to be held in escrow until such time as the shares may be earned by the shareholders of CSM upon the achievement of certain financial performance measures by Century II.

Subsequent to consummation of the purchase, the Registrant filed a Form 8-K with the Securities and Exchange Commission within the 4-day time period prescribed by that Form. Pursuant to the instructions to Form 8-K, the Registrant indicated that certain financial information required by Item 9.01 of Form 8-K was not available at that time, and that, in accordance with Item 9.01 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the 71-day time period provided in the instructions to Item 9.01. The sole purpose of this Amendment No. 1 to Form 8-K dated April 11, 2005 is to file such required financial information. Accordingly, Item 9.01 is hereby amended and restated in its entirety to read as follows:

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements listed below are filed as part of this report. The financial statements listed in Item 7(a) are included in this Report as Exhibit
7.1 and 7.2 hereto, which follows the signature page of this Report.

Exhibit 7.1 Audited Consolidated Financial Statements of CSM, Inc. and Subsidiaries for the Year Ended December 31, 2004

Report of Independent Registered Public Accounting Firm.......................1

Consolidated Financial Statements
    Consolidated Balance Sheet................................................2
    Consolidated Statement of Income..........................................3
    Consolidated Statement of Stockholders' Equity (Deficit)..................4
    Consolidated Statement of Cash Flows......................................5
    Notes to Consolidated Financial Statements................................6

Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of CSM, Inc. and Subsidiaries for the Three-Months Ended March 31, 2005

Consolidated Financial Statements
    Consolidated Balance Sheet................................................1
    Consolidated Statement of Income..........................................2
    Consolidated Statement of Stockholders Equity (Deficit)...................3
    Consolidated Statement of Cash Flows......................................4
    Notes to Consolidated Financial Statements................................5


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(b) Pro forma financial information of the consolidated financial statements of
Fortune Diversified Industries, Inc. and CSM, Inc. and Subsidiaries

The pro forma consolidated financial statements listed below are filed as part of this report. The pro forma consolidated financial statements listed in Item 7(b) are included in this Report as Exhibit 7.3 hereto.

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and CSM, Inc. and Subsidiaries

Basis of Preparation..........................................................1

Financial Statements
    Pro forma consolidated balance sheet that assumes the combination occurred on April 1, 2005...............................................2
    Pro forma consolidated statement of operations for the twelve months ended August 31, 2004, which combines FDVI's results of operations for the twelve months ended August 31, 2004, with CSM's results of operations for the twelve months ended August 31, 2004..................3
    Pro forma consolidated statement of operations for the six months ended
      February 28, 2005 that combines the unaudited results of operations of FDVI from the six-month period of September 1, 2004 to February 28, 2005 with CSM's results of operations for the six-month period of September 1,
      2004 to February 28, 2005...............................................4
    Notes to Pro forma Consolidated Financial Statements......................5



(c)     Exhibits

Exhibit Number      Description
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Exhibit 7.1    Audited Consolidated Financial Statements of CSM, Inc. and
               Subsidiaries for the Year Ended December 31, 2004

Exhibit 7.2 Unaudited Interim Consolidated Financial Statements of CSM, Inc. and Subsidiaries for the Three-Months Ended March 31, 2005

Exhibit 7.3 Pro forma financial information of the consolidated financial statements of Fortune Diversified Industries, Inc. and CSM, Inc. and Subsidiaries




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fortune Diversified Industries, Inc.


                                        By:  /s/ Amy E. Gallo
                                             ---------------------------
                                             Amy E. Gallo, principal
                                             financial officer (Controller)

DATE:     June 20, 2005


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